Exhibit 21

Entity                                                        State of Formation

Jess LLC                                                      Delaware
MLP Manager Corp.                                             Delaware
Newkirk 21AT GP LLC                                           Delaware
Newkirk 21AT L.P.                                             Delaware
Newkirk Alake GP LLC                                          Delaware
Newkirk Alake L.P.                                            Delaware
Newkirk Albeau GP LLC                                         Delaware
Newkirk Albeau L.P.                                           Delaware
Newkirk Altenn GP LLC                                         Delaware
Newkirk Altenn L.P.                                           Delaware
Newkirk Alwood GP LLC                                         Delaware
Newkirk Alwood L.P.                                           Delaware
Newkirk Asset Management LLC                                  Delaware
Newkirk Ateb GP LLC                                           Delaware
Newkirk Ateb L.P.                                             Delaware
Newkirk Avrem GP LLC                                          Delaware
Newkirk Avrem L.P.                                            Delaware
Newkirk Basot GP LLC                                          Delaware
Newkirk Basot L.P.                                            Delaware
Newkirk Bedcar GP LLC                                         Delaware
Newkirk Bedcar L.P.                                           Delaware
Newkirk Bethplain GP LLC                                      Delaware
Newkirk Bethplain L.P.                                        Delaware
Newkirk Bluff GP LLC                                          Delaware
Newkirk Bluff L.P.                                            Delaware
Newkirk Boford GP LLC                                         Delaware
Newkirk Boford L.P.                                           Delaware
Newkirk Bradall GP LLC                                        Delaware
Newkirk Bradall L.P.                                          Delaware
Newkirk Calane GP LLC                                         Delaware
Newkirk Calane L.P.                                           Delaware
Newkirk Calcraf GP LLC                                        Delaware
Newkirk Calcraf L.P.                                          Delaware
Newkirk Capital LLC                                           Delaware
Newkirk Carolion GP LLC                                       Delaware
Newkirk Carolion L.P.                                         Delaware
Newkirk Clifmar GP LLC                                        Delaware
Newkirk Clifmar L.P.                                          Delaware
Newkirk Colane GP LLC                                         Delaware
Newkirk Colane L.P.                                           Delaware
Newkirk Croydon GP LLC                                        Delaware
Newkirk Croydon L.P.                                          Delaware
Newkirk Dalhill GP LLC                                        Delaware
Newkirk Dalhill L.P.                                          Delaware
Newkirk Dautec GP LLC                                         Delaware
Newkirk Dautec L.P.                                           Delaware
Newkirk Daytower GP LLC                                       Delaware
Newkirk Daytower L.P.                                         Delaware
Newkirk Denport GP LLC                                        Delaware
Newkirk Denport L.P.                                          Delaware
Newkirk Denville GP LLC                                       Delaware

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Newkirk Denville L.P.                                         Delaware
Newkirk Elport GP LLC                                         Delaware
Newkirk Elport L.P.                                           Delaware
Newkirk Elway GP LLC                                          Delaware
Newkirk Elway L.P.                                            Delaware
Newkirk Feddata GP LLC                                        Delaware
Newkirk Feddata L.P.                                          Delaware
Newkirk Finco LLC                                             Delaware
Newkirk Flamont GP LLC                                        Delaware
Newkirk Flamont L.P.                                          Delaware
Newkirk Gersant GP LLC                                        Delaware
Newkirk Gersant L.P.                                          Delaware
Newkirk GP Holding LLC                                        Delaware
Newkirk GP LLC                                                Delaware
Newkirk Hazelport GP LLC                                      Delaware
Newkirk Hazelport L.P.                                        Delaware
Newkirk Jackson Street GP LLC                                 Delaware
Newkirk Jackson Street L.P.                                   Delaware
Newkirk Jacway GP LLC                                         Delaware
Newkirk Jacway L.P.                                           Delaware
Newkirk JLE Way GP LLC                                        Delaware
Newkirk JLE Way L.P.                                          Delaware
Newkirk Johab GP LLC                                          Delaware
Newkirk Johab L.P.                                            Delaware
Newkirk JVF GP LLC                                            Delaware
Newkirk JVF L.P.                                              Delaware
Newkirk Lando GP LLC                                          Delaware
Newkirk Lando L.P.                                            Delaware
Newkirk Lanmar GP LLC                                         Delaware
Newkirk Lanmar L.P.                                           Delaware
Newkirk Larloosa GP LLC                                       Delaware
Newkirk Larloosa L.P.                                         Delaware
Newkirk Leyden GP LLC                                         Delaware
Newkirk Leyden L.P.                                           Delaware
Newkirk Liroc GP LLC                                          Delaware
Newkirk Liroc L.P.                                            Delaware
Newkirk Lybster GP LLC                                        Delaware
Newkirk Lybster L.P.                                          Delaware
Newkirk Marbax GP LLC                                         Delaware
Newkirk Marbax L.P.                                           Delaware
Newkirk Martall GP LLC                                        Delaware
Newkirk Martall L.P.                                          Delaware
Newkirk Merday GP LLC                                         Delaware
Newkirk Merday L.P.                                           Delaware
Newkirk Mesa GP LLC                                           Delaware
Newkirk Mesa L.P.                                             Delaware
Newkirk Midlem GP LLC                                         Delaware
Newkirk Midlem L.P.                                           Delaware
Newkirk MLP Unit LLC                                          Delaware
Newkirk Montal GP LLC                                         Delaware
Newkirk Montal L.P.                                           Delaware
Newkirk Newal GP LLC                                          Delaware
Newkirk Newal L.P.                                            Delaware
Newkirk Orper GP LLC                                          Delaware
Newkirk Orper L.P.                                            Delaware
Newkirk Pinmar GP LLC                                         Delaware

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Newkirk Pinmar L.P.                                           Delaware
Newkirk Pinole GP LLC                                         Delaware
Newkirk Pinole L.P.                                           Delaware
Newkirk Plecar GP LLC                                         Delaware
Newkirk Plecar L.P.                                           Delaware
Newkirk Porto GP LLC                                          Delaware
Newkirk Porto L.P.                                            Delaware
Newkirk Renlake GP LLC                                        Delaware
Newkirk Renlake L.P.                                          Delaware
Newkirk Sablemart GP LLC                                      Delaware
Newkirk Sablemart L.P.                                        Delaware
Newkirk Salistown GP LLC                                      Delaware
Newkirk Salistown L.P.                                        Delaware
Newkirk Sandnord GP LLC                                       Delaware
Newkirk Sandnord L.P.                                         Delaware
Newkirk Santex GP LLC                                         Delaware
Newkirk Santex L.P.                                           Delaware
Newkirk Segair GP LLC                                         Delaware
Newkirk Segair L.P.                                           Delaware
Newkirk Seguine GP LLC                                        Delaware
Newkirk Seguine L.P.                                          Delaware
Newkirk Silward GP LLC                                        Delaware
Newkirk Silward L.P.                                          Delaware
Newkirk Simval GP LLC                                         Delaware
Newkirk Simval L.P.                                           Delaware
Newkirk Skoob GP LLC                                          Delaware
Newkirk Skoob L.P.                                            Delaware
Newkirk Spokmont GP LLC                                       Delaware
Newkirk Spokmont L.P.                                         Delaware
Newkirk Statmont GP LLC                                       Delaware
Newkirk Statmont L.P.                                         Delaware
Newkirk Sunway GP LLC                                         Delaware
Newkirk Sunway L.P.                                           Delaware
Newkirk Supergar GP LLC                                       Delaware
Newkirk Supergar L.P.                                         Delaware
Newkirk Superline GP LLC                                      Delaware
Newkirk Superline L.P.                                        Delaware
Newkirk Superwest GP LLC                                      Delaware
Newkirk Superwest L.P.                                        Delaware
Newkirk Suteret GP LLC                                        Delaware
Newkirk Suteret L.P.                                          Delaware
Newkirk Syrcar GP LLC                                         Delaware
Newkirk Syrcar L.P.                                           Delaware
Newkirk Texford GP LLC                                        Delaware
Newkirk Texford L.P.                                          Delaware
Newkirk Vegpow GP LLC                                         Delaware
Newkirk Vegpow L.P.                                           Delaware
Newkirk Vegrouge GP LLC                                       Delaware
Newkirk Vegrouge L.P.                                         Delaware
Newkirk Vengar GP LLC                                         Delaware
Newkirk Vengar L.P.                                           Delaware
Newkirk Walando GP LLC                                        Delaware
Newkirk Walando L.P.                                          Delaware
Newkirk Walcreek GP LLC                                       Delaware
Newkirk Walcreek L.P.                                         Delaware
Newkirk Walmad GP LLC                                         Delaware

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Newkirk Walmad L.P.                                           Delaware
Newkirk Washtex GP LLC                                        Delaware
Newkirk Washtex L.P.                                          Delaware
Newkirk Wybanco GP LLC                                        Delaware
Newkirk Wybanco L.P.                                          Delaware
NK First Loan E Certificate LLC                               Delaware
NK First Loan F Certificate LLC                               Delaware
NK First Loan G Certificate LLC                               Delaware
NK Remainder Interest LLC                                     Delaware
NK-850/950 Corporetum Property LLC                            Delaware
NK-850/950 Corporetum Property Manager LLC                    Delaware
NK-Bridgewater Property LLC                                   Delaware
NK-Bridgewater Property Manager LLC                           Delaware
NK-Dautec GP, LLC                                             Delaware
NK-Dautec Loan, L.P.                                          Delaware
NK-Holding LLC                                                Delaware
NK-Leyden GP LLC                                              Delaware
NK-Leyden Loan, L.P.                                          Delaware
NK-Marc CAA Loan LLC                                          Delaware
NK-Property Holdings LLC                                      Delaware
NK-Remainder Interest LLC                                     Delaware
NK-Rockaway Property LLC                                      Delaware
NK-Rockaway Property Manager LLC                              Delaware
NK-Rockford Property LLC                                      Delaware
NK-Rockford Property Manager LLC                              Delaware
NK-Springing Member LLC                                       Delaware
NK-Statesville Property LLC                                   Delaware
NK-Statesville Property Manager LLC                           Delaware
NK-TCC Property LLC                                           Delaware
NK-TCC Property Manager LLC                                   Delaware
SkiKid LLC                                                    Delaware
Sue LLC                                                       Delaware